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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ________________

                                   Form 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 1, 1999
                                _________________

                                   001-14303
                           (Commission File Number)
                                _________________

                 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

            (Exact name of Registrant as specified in its charter)

               Delaware                              38-3161171
       (State or incorporation)                   (I.R.S. Employer
                                               Identification Number)

                1840 Holbrook Avenue, Detroit, Michigan 48212
            (Address of Registrant's principal executive office)


                               (313) 974-2000
                       (Registrant's telephone number)


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Item 2.  Acquisition or Disposition of Assets

     On April 1, 1999, American Axle & Manufacturing, Inc. ("American Axle"), a wholly-owned subsidiary of American Axle & Manufacturing Holdings, Inc. (the "Company"), completed the acquisition of (i) all of the outstanding capital stock of Colfor Manufacturing, Inc., a Delaware corporation ("Colfor"), for $164 million in cash from Cerberus Automotive Group, L.L.C. (the "Colfor Acquisition") and (ii) all of the outstanding capital stock of MSP Industries Corporation, a Michigan corporation ("MSP"), for approximately $58 million in cash from MSP's shareholders (the "MSP Acquisition"). The source of funding for both the Colfor Acquisition and the MSP Acquisition was the proceeds of American Axle's offering of its 9-3/4% senior subordinated notes due 2009 which was completed on March 5, 1999.

     Colfor specializes in machining and in precision cold, warm and hot forgings, operating three manufacturing facilities in Ohio. MSP manufactures precision forged powertrain, driveline, chassis and other components for the automotive industry using cold and warm forging processes, operating three facilities in Michigan. American Axle intends to continue the current utilization of Colfor's and MSP's assets.

     The closings of the Colfor Acquisition and the MSP Acquisition and other aspects of the transactions were reported in American Axle's press release of April 1, 1999, filed as an exhibit to this report on Form 8-K.

Forward-Looking Statements

     The statements in this Form 8-K which are not historical facts contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are used to identify such forward-looking statements. Any forward-looking statements are not guarantees of future performance, involve significant risks and uncertainties and actual results may vary materially from those in the forward-looking statements as a result of various factors, including automotive industry cyclicality, reliance on major customers, the continued availability of debt and equity financing, dependence on key personnel, environmental regulations and proceedings, reliance on single source suppliers, the highly competitive nature of the automotive supply industry, general economic conditions (including recessionary trends, inflation and interest rates) and the reliability and efficiency of and hazards common to the Company's operating facilities.

     Although the Company believes that its expectations regarding future events are based on reasonable assumptions, it can give no assurance that these are all the factors that could cause actual results to vary materially


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from the forward-looking statements or that its expectations regarding future developments will prove to be correct.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number                 Title
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99.1           Press Release of American Axle, dated April 1, 1999





































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.


                                 By: /s/      Gary J. Witosky
                                    ----------------------------------------
                                    Name:  Gary J. Witosky
                                    Title: Vice President - Finance
                                           and Chief Financial Officer

Date:  April 16, 1999

































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                                 Exhibit Index



Exhibit Number                            Title
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    99.1                  Press Release of American Axle, dated April 1, 1999









































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